                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of Continucare Corporation (the "Company") for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, Janet L. Holt, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      By: /s/ JANET L. HOLT
                                          -------------------------------------
                                          Janet L. Holt
                                          Chief Financial Officer
                                          May 15, 2003